Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of BGC Partners, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof, each of Howard W. Lutnick, Chairman of the Board and Chief Executive Officer of the Company, and Sean A. Windeatt, Chief Operating Officer and Interim Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/ HOWARD W. LUTNICK		/s/ SEAN A. WINDEATT
Name:	Howard W. Lutnick	Name:	Sean A. Windeatt
Title:	Chairman of the Board and Chief Executive Officer	Title:	Chief Operating Officer and Interim Chief Financial Officer

Date: November 8, 2019